Exhibit 21.1

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
Australia	Auto Suture Holdings Pty Limited
Covidien Australia Pty Ltd
Covidien Pty Limited
Lafayette Pharmaceuticals Pty Limited
Mallinckrodt Australia Pty Limited
Medefield Pty Limited
Tyco Healthcare Pty Limited
Valleylab (Australia) Pty Limited

Austria	Covidien Austria GmbH

Bahamas, The	A&E Products Korea Ltd.

Barbados	Graphic Controls (Barbados), Ltd.
USSC FSC, Inc.

Belgium	Covidien Belgium BVBA/Sprl
Covidien Logistics BVBA
Mallinckrodt Belgium N.V./S.A.
Tyco Adhesives BVBA

Bermuda	Carnforth Limited
Covidien Ltd.
Covidien Ventures Ltd.
Tyco Sigma Limited

Brazil	A&E Products do Brasil Ltda.
Auto Suture do Brasil Ltda.
Mallinckrodt do Brasil, Ltda.
Polysuture Industria e Comercio Ltda.
Tyco Healthcare do Brasil Ltda.

Canada	Hygieia Holdings (Canada) Inc.
Inbrand Corporation (Canada) Inc.
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
Ludlow Technical Products Canada, Ltd.
Mallinckrodt Canada ULC
Nellcor Puritan Bennett (Melville) ULC
Tyco Healthcare Group Canada Inc.

Cayman Islands	Davis & Geck Caribe Limited
U.S.S.C. Puerto Rico, Inc. (Cayman Islands)

Chile	Comercial Kendall (Chile) Limitada

China	Covidien (Shanghai) Management Consulting Co., Ltd.
Covidien Medical Products (Shanghai) Manufacturing L.L.C.
J.T. Baker Chemical Products Trading (Shanghai) Co., Ltd.
Tyco Healthcare International Trading (Shanghai) Co., Ltd.
Tyco Healthcare Trading (Shanghai) Co., Ltd.
Tyco Plastics International Trading (Shanghai) Co., Ltd.

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
Colombia	Tyco Healthcare Colombia S.A.

Costa Rica	A&E Productos de Costa Rica, S.A.
Kendall Innovadores en Cuidados al Paciente S.A.

Denmark	Covidien Danmark A/S
Tyco Holding VII (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS

Finland	Covidien Finland Oy

France	ASE Partners S.A.
Airox S.A.
Auto Suture European Services Center, SAS
Covidien France SAS
Covidien Imaging France Sarl
Covidien Manufacturing Grenoble SAS
Floreane Medical Implants
Imedex Biomateriaux
Ittac Production
Karner Europe SARL
Kendall SAS
La Trevoltiane
Ludlow Technical Products France
Mallinckrodt Developpement France S.A.S.
Mareane SA
Nellcor Puritan Bennett France Holdings SAS
Sofradim Production
Sofradim SAS
Tyco Healthcare Lyon
Tyco Healthcare SA
Tyco Healthcare Trevoux
Power Medical Inverventions France, SA

Germany	Covidien Deutschland GmbH
Dritte CORSA Verwaltungsgesellschaft mbH
Karner Europe GmbH
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
Power Medical Interventions Deutschland GmbH
Sofradim GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
USSC (Deutschland) GmbH
USSC Medical GmbH
VNUS Medical Technologies GmbH

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
Gibraltar	Covidien (Gibraltar) Limited
Tyco Healthcare (Gibraltar) Holding Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece	Covidien Hellas S.A.

Honduras	A&E Products de Honduras S.A.

Hong Kong	A&E Products (Far East) Limited
Batts Far East Limited
Covidien (HKSAR) Co., Limited
Mallinckrodt Hong Kong Limited
Tyco Healthcare (HKSAR) Limited

Hungary	Covidien Hungary Kft.

India	A&E India Pvt Ltd
J.T. Baker Chemicals Private Limited
Tyco Healthcare India Pvt Limited

Ireland	Covidien Ireland Commercial Limited
Covidien Services Europe Limited
Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Imaging—Ireland
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
Spitafield
Tyco Healthcare Ireland Limited

Israel	Covidien (Israel) Ltd.

Italy	Covidien Italia, S.p.A.
Karner-Batts SRL
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
Tyco Adhesives Italia Srl

Japan	Kendall Healthcare Products (Japan) Co., Ltd.
Nippon Sherwood Medical Industries Ltd.
Power Medical Interventions Japan, Inc.
Tyco Healthcare Japan, Inc.

Luxembourg	Covidien Group S.a.r.l.
Covidien International Finance S.A.
Valera Holdings S.a.r.l.

Malaysia	Mallinckrodt Baker Sdn. Bhd.
Mediquip Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd

Mauritius	Tyco Healthcare Asia Investments Limited

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
Mexico	Carlisle Recycling de Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A. de C.V.
Euro-Flex de Mexico, S.A. de C.V.
Kendall de Mexico, S.A. de C.V.
MMJ, S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical S.A. de C.V.
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Raychem Tecnologias, S. de R.L. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico S.A. de C.V.

Netherlands	Auto Suture Belgium B.V.
Covidien Canada Holdings (A) Cooperatie U.A.
Covidien Canada Holdings (B) Cooperatie U.A.
Covidien Canada Holdings (C) Cooperatie U.A.
Covidien France Holdings (A) Cooperatie U.A.
Covidien France Holdings (B) Cooperatie U.A.
Covidien Nederland B.V.
Mallinckrodt Baker B.V.
Mallinckrodt Baker Deutschland, Zweigniederlassung der Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.

New Zealand	Tyco Healthcare Limited

Norway	Covidien Norge AS

Panama	KMS Colon, Panama, S.A.
Kendall, S.A. (Panama)

Peru	Tyco Healthcare Peru S.A.

Philippines	Carlisle Philippines, Inc.

Poland	Covidien Polska Sp.z.o.o.
Mallinckrodt Polska Sp.z o.o.

Portugal	Covidien Portugal, Produtos De Saude Lda.
Karner Europe, Lda

Romania	Karner Europe SRL

Russia	Auto Suture Surgical Instruments
Covidien Medical

Singapore	Mallinckrodt Asia Pacific Pte. Ltd.
Tyco Healthcare Pte Ltd

Slovakia	Covidien ECE s.r.o.

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
South Africa	A&E Products South Africa (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
Covidien (Proprietary) Limited
Kendall Company of South Africa (Pty) Limited, The
Trigate (Pty.) Ltd.
Trinance (Pty.) Ltd.

South Korea	Batts Korea Ltd. (50%)
Tyco Healthcare Korea, Inc.

Spain	Controles Graphicos Ibericos, S.A.
Covidien Spain S.L.
Kendall Espana S.A.
Mallinckrodt Medical S.A.

Sweden	Covidien Sverige AB
DISAB Diagnostic Imaging Holding AB
Karner Europe AB
Mallinckrodt Sweden AB

Switzerland	Covidien AG
Covidien Finance GmbH
Covidien Holdings GmbH
Covidien Switzerland AG
Heartstone Services GmbH
Mallinckrodt Switzerland Limited
Tyco Healthcare Retail Services AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG
Tyco Plastics Services AG

Taiwan	A&E Hangers Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.

Thailand	Kendall Gammatron Limited (85%)
THC Holdings Limited
Tyco Healthcare (Thailand) Limited

Turkey	Covidien Saglik A.S.
Karner Europe Aski Ticaret Limited Sirketi
Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi

United Kingdom	A&E Karner Limited
Advanced Absorbent Products Holdings Limited
Argyle Medical Industries (U.K.) Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
CDK U.K. Limited
Comforta Healthcare Ltd. (UK)
Covidien (UK) Commercial Limited
Covidien Healthcare Holding UK Limited
Covidien UK Holding Ltd
Ganmill Limited
Inbrand Holdings Limited

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
Inbrand Limited
Inbrand UK Limited
Karner Europe (UK) Ltd.
Lafayette Healthcare Limited
MKG Medical U.K. Ltd.
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt U.K. Ltd.
Pryor and Howard (1988) Limited
Regentix Limited
Tissue Science Laboratories (UK) Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare UK Limited
Tyco Healthcare UK Pension Trustees Limited
VNUS Medical Technologies UK Ltd.
Sofradim Ltd
Tissue Science Laboratories Limited

United States	A&E Construction Products, Inc.	Delaware
	A&E GP Holding, Inc.	Nevada
	A&E Hangers, Inc.	Nevada
	A&E Holding GP	Delaware
	A&E Products Group LP	Delaware
	A&E Products Group, Inc.	Delaware
	AEPG, Inc.	Nevada
	AWZ Inc.	Delaware
	Adhesives Holding GP	Delaware
	Airox, Inc.	Delaware
	Auto Suture Company, Australia	Connecticut
	Auto Suture Company, Canada	Connecticut
	Auto Suture Company, Netherlands	Connecticut
	Auto Suture Company, U.K.	Connecticut
	Auto Suture Eastern Europe, Inc.	Delaware
	Auto Suture International, Inc.	Connecticut
	Auto Suture Norden Co.	Connecticut
	Auto Suture Puerto Rico, Inc.	Connecticut
	Auto Suture Russia, Inc.	Delaware
	Batts Holdings, Inc.	Delaware
	Batts, Inc.	Michigan
	Carlisle Plastics Holding LLC	Delaware
	Coated Products GP, Inc.	Nevada
	Coated Products Holdings, Inc.	Delaware
	Confluent Surgical, Inc.	Delaware
	Covidien Canada Holdings LLC	Delaware
	Covidien France Holdings, Inc.	Connecticut
	Covidien Inc.	Delaware
	Elkay Services LLC	Delaware
	FRM Services, Inc.	Georgia
	First Lafayette Holdings, Inc.	Delaware

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
	Forever Hangers, Inc.	Michigan
	GC Holding, Inc.	Delaware
	GC Holding, Inc. I	Delaware
	General Sub Acquisition Corp.	California
	General Surgical Holdings, Inc.	Nevada
	General Surgical Innovations, Inc.	California
	Georgia Packaging, Inc.	Delaware
	Graphic Holdings, Inc.	Delaware
	IMC Exploration Company	Maryland
	Infrasonics Technologies, Inc.	Nevada
	InnerDyne Holdings, Inc.	Delaware
	InnerDyne, Inc.	Delaware
	Kendall Holding Corp.	Nevada
	King Packaging Co., Inc.	Georgia
	LCP Holding	Delaware
	LCP, Inc.	Nevada
	Lafayette Pharmaceuticals, Incorporated	Delaware
	Liebel-Flarsheim Company	Delaware
	Life Design Systems, Inc.	Wisconsin
	Ludlow Coated Products LP	Delaware
	Ludlow Company LP, The	Delaware
	Ludlow Corporation	Massachusetts
	Ludlow Jute Company Limited	Massachusetts
	Ludlow Services LLC	Delaware
	Ludlow Technical Products Corporation	New York
	MSCH LLC	Delaware
	Mallinckrodt Baker International, Inc.	Delaware
	Mallinckrodt Baker, Inc.	New Jersey
	Mallinckrodt Brand Pharmaceuticals, Inc.	Delaware
	Mallinckrodt Caribe, Inc.	Delaware
	Mallinckrodt Holdings, LLC	Delaware
	Mallinckrodt Inc.	Delaware
	Mallinckrodt International Corporation	Missouri
	Mallinckrodt LLC	Delaware
	Mallinckrodt Veterinary, Inc.	Delaware
	Mode Plastics, Inc.	New York
	National Catheter Corporation	New York
	National Tape Corporation	Louisiana
	National Tape Holdings, Inc.	Delaware
	Nellcor Puritan Bennett Export Inc.	Delaware
	Nellcor Puritan Bennett LLC	Delaware
	Old Colony State Insurance Company	Vermont
	PTB International LLC	Delaware
	Plastics Holding Corporation	Nevada
	Polyken Technologies Europe, Inc.	Delaware
	Scandius Biomedical, Inc.	Delaware
	Sherwood Medical Company I	Delaware
	Sherwood-Accurate Inc.	Delaware
	Sofradim Corporation	Massachusetts
	Sunbelt Holding LLC	Delaware
	Sunbelt Holding, Inc. I	Delaware

COVIDIEN PLC

SUBSIDIARIES OF THE REGISTRANT

COUNTRY	ENTITY NAME	JURISDICTION
	Sunbelt Holdings, Inc.	Delaware
	Sunbelt Manufacturing, Inc.	Louisiana
	Surgical Service Corporation	Maryland
	TA, Inc.	Nevada
	THC Pool LLC	Nevada
	Tyco AR Funding 2002 LLC	Delaware
	Tyco Adhesives GP Holding, Inc.	Nevada
	Tyco Adhesives LP	Delaware
	Tyco Adhesives, Inc.	Nevada
	Tyco Healthcare Group LP	Delaware
	Tyco Healthcare Services LLC	Delaware
	Tyco International (US) International Holdings A, LLC	Delaware
	Tyco Plastics LP	Delaware
	Tyco Safety Holdings, Inc.	Delaware
	U.S.S.C. Puerto Rico (NY), Inc.	New York
	USSC Financial Services Inc.	Connecticut
	United States Surgical Corporation	Delaware
	VNUS Medical Technologies II, Inc.	Delaware
	Valleylab Holding Corporation	Delaware
	Vivant Medical, Inc.	Delaware
	W.A.F. Group, Inc.	New York
Healthcare Aviation Trust
	Power Medical Interventions, LLC	Delaware
	Transformer Delaware Corp.	Delaware

Uruguay	KMS Montevideo, Uruguay, S.A.

Venezuela	Kendall de Venezuela, C.A.